Omnibus Incentive Compensation Plan	12 Months Ended
Dec. 31, 2018
Omnibus Incentive Compensation Plan [Abstract]
Omnibus Incentive Compensation Plan

13. Omnibus Incentive Compensation Plan

On April 29, 2008, the board of directors approved the Partnership’s omnibus incentive compensation plan (the “Plan”) according to which the Partnership may issue a limited number of awards, not to exceed 71,429 units (adjusted for the March 2019 Reverse Split). The Plan was amended on July 22, 2010 to increase the aggregate number of restricted units issuable under the Plan to 114,286 and then on August 21, 2014, to increase such amount to 235,714 common units (in each case such amount is adjusted for the March 2019 Reverse Split), at the annual general meeting of the Partnership’s unit holders. The Plan is administered by the general partner as authorized by the board of directors. The persons eligible to receive awards under the Plan were officers, directors, and executive, managerial, administrative and professional employees of the Manager, or CMTC, or other eligible persons (collectively, “key persons”) as the general partner, in its sole discretion, shall select based upon such factors as it deems relevant. Members of the board of directors and officers of the general partner were considered to be employees of the Partnership (“Employees”) for the purposes of recognition of equity compensation expense, while employees of the Manager, CMTC and other eligible persons under the plan were not considered to be employees of the Partnership (“Non-Employees”). Awards may be made under the Plan in the form of incentive stock options, non-qualified stock options, stock appreciation rights, dividend equivalent rights, restricted stock, unrestricted stock, restricted stock units and performance shares.

On December 23, 2015, the Partnership awarded 34,286 and 87,143 unvested units to Employees and Non-Employees (both adjusted for the March 2019 Reverse Split), respectively. Awards granted to certain Employees and Non Employees vested in three annual installments. The awards [fully] vested on December 31, 2018.

All unvested units were conditional upon the grantee’s continued service as Employee and/or Non-Employee until the applicable vesting date.

The unvested units accrued distributions as declared and paid,  which distributions were retained by the custodian of the Plan until the vesting date at which time they were payable to the grantee. As unvested unit grantees accrued distributions on awards that were expected to vest, such distributions were charged to Partners’ capital.

The following table contains details of our plan (adjusted for the March 2019 Reverse Split):

	Employee equity compensation		Non-Employee equity compensation
Unvested Units	Units	Grant-date fair value	Units	Award- date fair value
Unvested on January 1, 2017	29,524	$7,987	70,357	$20,951
Vested	5,238	1,414	16,786	2,765

Unvested on December 31, 2017	24,286	$6,573	53,571	$18,186

Vested	24,286	$6,573	53,571	$18,186

Unvested on December 31, 2018	-	$ -	-	$ -

For the years ended December 31, 2018, 2017, and 2016 the equity compensation expense that has been charged in the consolidated statements of comprehensive (loss) / income was $438, $438 and $439 for the Employee awards and $175, $718 and $635 for the Non-Employee awards, respectively. This expense has been included in “General and administrative expenses” in the consolidated statements of comprehensive (loss) / income for each respective year.

The Partnership used the straight-line method to recognize the cost of the awards.